UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2026

URBAN-GRO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 390-3880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	UGRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

Effective as of February 17, 2026, Anita Britt advised the Company that she was resigning from her position as a member of the board of directors of the Company (“the Board”) effective immediately. At the time of her resignation, Ms. Britt served as the Chair of the Audit Committee and as a member of both the Compensation and Governance Committees. Ms. Britt did not advise the Company of any dispute or disagreement with the Company, the Company’s management or the Board on any matter relating to the Company’s operations, policies, or practices.

Election of Directors

Effective February 18, 2026, the remaining members of the Board acted by unanimous written consent in lieu of a meeting of the Board under Section 141(f) of the DGCL to elect Donald Fell to the Board. The Board has since appointed Mr. Fell to serve as a member of the Audit Committee and the Nominating Committee. Mr. Fell will be an “independent” director as defined under applicable rules of NASDAQ and the SEC.

As a director, Mr. Fell shall receive annual compensation of $45,000, and $5,000 each for serving on the Audit Committee and the Nominating Committee. Mr. Fell will also receive restricted stock units having a value of $80,000 annually. The price per share and corresponding number of shares of common stock that equate to the RSU Value of $80,000 is determined each year by the Compensation Committee.

Mr. Fell’s career has spanned over 40 years with a variety of academic and business organizations. He has served as an independent director of the following public companies: TRxADE HEALTH, INC. and Trxade Nevada from January 2014 until 2024; Aesther Healthcare Acquisition Corp. from 2021 – 2023; Oceantech Acquisition Corp. from 2022 through 2023; Semper Paratus Acquisition Corp. from 2023 through 2024; Kernel Group Holdings Corp. from 2023 through 2024 and Powerup Acquisitions Corp. from 2023 through 2024. He also formerly served on the board of Fiona Consumer Products Pvt. Ltd. (Delhi, India).

He presently serves as independent director for the following corporations: Integrated Wellness Acquisition Corp. since 2023; Scienture Holdings, Inc. since 2024; Aspire Biopharma Holdings, Inc. since 2025; Crown Reserve Acquisition Corp. since 2025; Wellgistics Health, Inc. since 2025;. He serves on the audit, compensation, governance and nominations committees for those companies. He presently serves as special advisor to the University of South Florida Economics Department.

From 1992 - 2025 he served as Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct graduate professor of economics for the University of Colorado, Colorado Springs. Mr. Fell previously held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education and Senior Fellow of the Public Policy Institute from 1995 to 2012. Mr. Fell was also a visiting MBA professor at the University of LaRochelle, France, and an adjunct professor of economics at both Illinois State University and The Ohio State University. He has served as a manufacturing engineering/econometric consultant to Sundstrand Corporation and consultant to a variety of non profit organizations.

Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and has all but dissertation (ABD) in economics from Illinois State University. In his academic positions he has lectured throughout the U.S., Canada, the Islands, Eastern Europe and Asia on global economics and environmental economics topics.

There are no transactions, relationships or arrangements between Mr. Fell and the Company that would require disclosure under Item 404(a) of Regulation S-K. Further, there are no family relationships among any of the Company’s directors, executive officers and Mr. Fell.

Effective as of February 18, 2026, David Hsu shall serve as the Chair of the Audit Committee, replacing Ms. Britt.

Appointment of Officer

Following the completion of the merger between urban-gro, Inc. (Nasdaq: UGRO) and Flash Sports and Media, Inc., the combined company has appointed Dick Akright and Eric Sherb to serve as Co-Chief Financial Officers.

Mr. Akright previously served as Chief Financial Officer of urban-gro, Inc. and brings deep public company financial reporting, compliance, and operational finance experience.

Effective as of February 18, 2026, Mr. Sherb was appointed as the Co-Chief Financial Officer of the Company by the board of directors.

Mr. Sherb previously served as Chief Financial Officer of Flash Sports and Media, Inc. and contributes significant expertise in strategic finance, growth initiatives, and capital markets.

The Co-Chief Financial Officer structure reflects the company’s commitment to integrating the strengths of both legacy organizations while supporting continued growth and execution following the merger. Together, the Co-CFOs will collaborate closely with management and the Board to oversee financial strategy, reporting, and operational integration.

Eric Sherb, 38, serves as the chief financial officer of Crown Reserve Acquisition Corp. I. He is a CPA with 16 years of experience in accounting advisory, auditing and mergers and acquisitions. Mr. Sherb began his career at PricewaterhouseCoopers in New York City in a variety of industries from hedge funds to manufacturing and healthcare. Following his time at PricewaterhouseCoopers, Mr. Sherb served as Audit Manager at RBSM LLP, and Senior Manager at CFGI. Since October 2018, Mr. Sherb has been a founder and owner of EMS Consulting Services, LLC. Mr. Sherb has extensive experience in financial reporting and governance within the capital markets, including IPOs, direct listings, SPAC and de-SPAC transactions. He has served as chief financial officer and provided financial consultancy services for several NASDAQ and OTC clients, most recently, Scienture Holdings (NASDAQ: SCNX). Mr. Sherb has successfully assisted companies with IPO and audit readiness, registration statement filings, coordination with other stakeholders (legal, underwriters, transfer agent, edgarizers, etc), and ongoing SEC and PCAOB compliance.

As Co-Chief Financial Officer, Mr. Sherb will receive an annual salary of $150,000.

There are no family relationships between Mr. Sherb and any director, executive officer or nominees thereof of the Company. There are no related party transactions between the Company and Mr. Sherb that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Bradley Nattrass continues to serve as Chairman and Chief Executive Officer of the combined company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2026	URBAN-GRO, INC.

	By:	/s/ Bradley Nattrass
		Name:	Bradley Nattrass
		Title:	Chairman and Chief Executive Officer

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